Important Notice Regarding Change in Investment Policy

Simplify US Equity PLUS GBTC ETF

SPBC

(a series Simplify Exchange Traded Funds)

Supplement dated August 30, 2024, to the Summary Prospectus, Prospectus, and

Statement of Additional Information (“SAI”) dated November 1, 2023.

On or shortly after November 1, 2024, the Fund will revise its investment strategy to expand the investable universe of Bitcoin-related investments. Consequently, the Fund will revise its current 80% investment policy as shown below.

“Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. companies and exchange-traded products with direct exposure to Bitcoin (“Bitcoin ETPs”) ~~the Grayscale Bitcoin Trust~~.”

Additionally, on or before November 1, 2024, the Fund will be renamed as the Simplify US Equity PLUS Bitcoin Strategy ETF.

Additional information will be provided to shareholders once the changes are effective.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at (855) 722-8488.

This Supplement and the Summary Prospectus, Prospectus, and Statement of Additional Information dated November 1, 2023, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated by reference and can be obtained without charge by calling the Fund at (855) 722-8488.